Exhibit 99.2

May 10, 2022 FIRST QUARTER 2022 EARNINGS PRESENTATION

FORWARD LOOKING STATEMENTS 2 The statements contained in this presentation that are not purely historical are forward - looking statements and involve a number of risks and uncertainties. Our forward - looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The information included in this presentation in relation to Atlas has been provided by Atlas and its management team, and forward - looking statements include statements relating to Atlas’ management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and variations of such words and similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking. The forward - looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward - looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward - looking statements. These risks and uncertainties include, but are not limited to: (1) the ability to maintain the listing of the Company’s shares of Class A common stock on Nasdaq; (2) the ability to recognize the anticipated benefits of the business combination or acquisitions, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain management and key employees; (3) costs related to acquisitions; (4) changes in applicable laws or regulations; (5) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors, including as a result of COVID - 19; and (6) other risks and uncertainties indicated from time to time in the Company’s filings with the U.S. Securities and Exchange Commission, including those under “Risk Factors” therein. Given these risks and uncertainties, you are cautioned not to place undue reliance on any forward - looking statements, which speak only as of the date of this presentation . Except as otherwise required by applicable law, we disclaim any duty to update any forward - looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation .

PRESENTERS Joe Boyer Chief Executive Officer 30+ years of experience Oversaw the delivery of infrastructure planning, engineering, architecture, construction management, environmental consulting and program management services as CEO, Atkins North America Previously held the position of President of Shaw Environmental & Infrastructure’s Federal division David Quinn Chief Financial Officer 25 + years of experience in the construction, engineering and technical services industries Previously served in Senior Executive roles at the Shaw Group and Atkins North America, most recently in Chief Financial Officer and Chief Operating Officer capacities Jonathan Parnell Chief Strategy Officer 15+ years of experience Broad background in mergers & acquisitions, integration, finance, operations management, and sales with large engineering and consulting firms 3

Q1 2022 HIGHLIGHTS Strong Organic Growth, Solid Operating Performance, and Record Backlog 1 . Adjusted EBITDA, Net Revenue, Adjusted Net Income and Adjusted EPS are not financial measures determined in accordance with GAAP. For a definition of Adjusted EBITDA, Net Revenue, Adjusted Net Income and Adjusted EPS and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix included herewith. • Gross revenues up 9.7% YoY, driven by cross - selling, expanded services, contributions from M&A, and continued solid operational execution • 6% YoY organic revenue growth • Adj. EBITDA 1 up 13.4% YOY, driven by higher revenues, benefits of scale, strong execution, and improved pricing • Adjusted net income 1 of $0.02 per share 2 • Record backlog of $851M , up 24% YoY, excluding approximately $110M of new awards pending contract execution $135.2M Gross Revenue $0.02 Adj. EPS 1,2 $16.5M Adj. EBITDA 1 $851 M Backlog 4

Infrastructure Renewal of assets overdue for improvement, replacement and connectivity to ensure safety and reliability Environmental & Climate Actions to sustain, remediate and strengthen natural and built assets and support the transition to a low - carbon economy MACRO TRENDS DRIVING GROWTH Focus on Infrastructure and Environmental Resilience 5

CLIENTS’ ESG DRIVERS Testing, Inspection & Certification Environmental Solutions Program, Construction & Quality Management Engineering & Design Quality, Safety & Risk Management Smart Cities Future of Mobility Materials Innovation Climate Adaptation & Resilience Renewable Energy Transition Ecosystems Protection Emerging Contaminants Healthy Buildings Air Quality Water Resources Protection Quality of Construction Structural Integrity GROWTH DRIVERS: WHERE WE ADD VALUE Deeply Entrenched in the Challenges Facing Our Clients ATLAS SERVICES 6

Atlas provided construction management and environmental compliance services on an in - water work restricted schedule for King County. Construction was performed along the Duwamish River and incorporated existing wetlands. Atlas was responsible for monitoring contractor's compliance with project permits and environmental regulations; monitoring daily activities and reporting on field conditions. • Supporting restoration of natural Salmon habitat impacted by flood control measures in Puget Sound • Integrated construction management, inspection, material testing, and environmental compliance services • In - water construction oversight in environmentally sensitive area Atlas will support LA Metro during construction of its major transit projects. Services will include the handling of environmental waste and hazardous materials, obtaining regulatory agency permits and plans, performing advanced mitigation services, and other environmental - related construction services. LA Metro’s major transit capital projects include: • Purple Line Extension Project: Extension of the subway tunnel through Beverly Hills to Santa Monica • Regional Connector Project: Short section of a tunnel in downtown Los Angeles to connect the Blue and Gold lines • Crenshaw - LAX Transit Project: Segment of above - ground and below - ground rail between Expo Line and Green Line in Southwest LA • Other 2028 Projects: Airport Metro Connector, Sepulveda Transit Corridor, West Santa Ana Branch, I - 5 North County Enhancement, etc. MARQUEE ATLAS PROJECTS Highlighting our Diverse Technical Service Offerings 7

TRANSMART & 1 ALLIANCE ACQUISITIONS

Expands Atlas' Transportation Technology Capabilities

TranSmart

- Establishes Atlas Transportation HUB in the Midwest market, and Positions Atlas for national growth in the rapidly growing transportation sectors of Intelligent Transportation Systems (ITS) and Connected and Autonomous Vehicles (CAV)
- Key Services: Traffic & Intelligent Transportation Systems (ITS); Connected and Autonomous Vehicles (CAV); Transportation Electrical and Lighting Engineering; Transportation Engineering and Design

1 ALLIANCE GEOMATICS SURVEYING & MAPPING

- 1 Alliance Geomatics is a market leading geomatics firm specializing in the application of advanced technology in surveying, mapping, and monitoring for public and private clients throughout the Pacific Northwest
- Expands Atlas' service offerings in the region, enabling the cross-selling of additional services to a broader set of clients
- Provides cutting edge geomatics capabilities that will improve Atlas' technical approach to these solutions nationwide

ATLAS M&A STRATEGY AND PIPELINE

- **TranSmart** and **1 Alliance** acquisitions exemplify Atlas' M&A strategy:
  - ✓ Add technical expertise to cross-sell to Atlas' clients
  - ✓ Add geographic markets with strong funding tailwinds and high value customers
  - ✓ Strengthen technology driven solutions on various climate and clean transportation initiatives
  - ✓ Deleverage the balance sheet by funding with a mix of stock and cash
- Atlas is already pursuing projects that it would not have been able to pursue without the added technical capabilities of these acquisitions.

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M&A INTEGRATION SUCCESS Accelerating Growth Through Cross - Selling Synergies Cross - Selling Highlights Integration Highlights • Atlas/Alta Vista, through a JV with WSP, secured the $115M Penn Station Access CM/PM project by leveraging Alta Vista’s relationships and local resume, supported by Atlas’ resources • Atlas has been able to help Alta Vista strengthen its relationship with Caltrans in California leading to an $18M contract award • Alta Vista’s New York operations combined with Atlas’ resources in the Northeast, including legacy Atlantic Engineering Laboratories and ATC operations, is positioning Atlas to pursue additional public work throughout the Northeast • Atlas and Alta Vista have completed financial reporting consolidation and centralized the treasury functions for Alta Vista in Atlas’ banking operations • Contract review, claims management, proposal support, payroll and benefits have all been integrated into Atlas’ existing processes and systems 26% Gross Revenue Growth Accelerated growth through cross - selling services to key clients 200% EBITDA Growth 9 Performance Post Acquisition:

BACKLOG & KEY WINS

Record backlog fueled by cross-selling

RECORD BACKLOG

....plus, an additional ~<u>$110M</u> of new awards pending contract execution ....


2022
$851M
2017
$502M

Q1 Key Wins	Value	End Market	Service
Walsh Group/Sundt JV, Construction Quality Assurance	$5M	Transportation	PCQM
TxDOT, Austin District Overlay CEI	$1.3M	Transportation	PCQM
Arcadis, GDOT Maintenance Engineering & Inspection	$1.0M	Transportation	PCQM
LA Metro Environmental Services & Construction Support	$12.0M	Commercial	ENV
Global Partners/Alliance Energy, Underground Storage Tank	$2.8M	Commercial	ENV
State of MA, Division of Capital Asset Management and Maintenance	$2.0M	Government	ENV
Alexandria Real Estate Equities, Construction Materials Testing	$1.9M	Commercial	TIC
Intuitive Surgical, Inc. HQ South Building CMT	$1.9M	Commercial	TIC
Boston Properties, Platform 16 Office Building Complex CMT	$1.5M	Commercial	TIC
Google Hangar 1, CMT	$1.0M	Commercial	TIC

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(Dollars in Millions) 11 1 . Adjusted EBITDA, Net Revenue, Adjusted Net Income, and Adjusted EPS are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix included herewith. Adjusted EBITDA margin calculated as Adjusted EBITDA / Net Revenues. 2. Q1 2022 Q1 202 1 YoY Change Gross Revenue $135.2 $123.3 9.7% Adj. EBITDA 1 $16.5 $14.5 13.4% Adj. EBITDA Margin 2 15.1% 14.3% 0.8% Adj. EPS 3 $0.02 $0.14 N/A FINANCIAL HIGHLIGHTS Resilient business model continues delivering strong results • 6% Organic Revenue Growth • Strong Execution and Benefits of Scale Driving EBITDA Margin Improvement

STRATEGIC PRIORITIES Driving Value Through Growth and Capital Structure Improvement Organic Growth M&A Improve Capital Structure ESG • Cross - selling of services across customers and geographies • Increase penetration with larger regional and national customers • Capitalize on favorable end - market fundamentals • Expand and enhance technical service offering and geographic footprint • Deleverage the balance sheet through cash and stock funding • Focus on net leverage reduction • Reduced leverage by a full turn over last twelve months • Expect further leverage reduction in 2022 • Our services are aligned with our customers ESG Goals • Atlas’ first formal ESG report to be issued in 2022 12

FULL YEAR 2022 OUTLOOK Reaffirming 2022 outlook with robust backlog and continued market tailwinds 1 . Adjusted EBITDA, Net Revenue, Adjusted Net Income and Adjusted EPS are not financial measures determined in accordance with GAAP. For a definition of Adjusted EBITDA, Net Revenue, Adjusted Net Income and Adjusted EPS and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix included herewith. • Outlook reflects continued strength of our backlog, visibility on timing of work and benefits of cross - selling within the Atlas portfolio. • Earnings growth expected to exceed revenue growth driven by solid execution, benefits of scale, and improved pricing • Infrastructure and environmental end markets remain strong, fueling continued growth in 2022 and beyond Full Year FY 2022 Guidance $580M - $620M GROSS REVENUE $84M - $90M ADJ. EBITDA 1 13

Growth is being driven by increased demand from both public and private sector customers and supported by secular trends such as the aging of infrastructure and increased focus on environmental sustainability. Executing on accretive and deleveraging M&A, integration efforts, cross - selling initiatives and key project wins. Positioned for continued progress in the reduction of net leverage. Strong start to 2022 with 6% organic growth, solid operational performance, and record backlog. SUMMARY 14

APPENDIX 15

RECONCILIATION TO GAAP Net Income (Loss) to Adj. EBITDA 1 6 ATLAS TECHNICAL CONSULTANTS, INC. AND SUBSIDIARIES UNAUDITED RECONCILIATION OF GROSS REVENUES TO NET REVENUES Amounts in thousands For the quarters ended April 1, 2022 April 2, 2021 (Unaudited) Gross Revenue $ 135,187 $ 123,269 Subcontractor Costs (25,831) (21,676) Revenue Net of Reimburseable Expenses $ 109,356 $ 101,593 ATLAS TECHNICAL CONSULTANTS, INC. AND SUBSIDIARIES UNAUDITED RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA Amounts in thousands For the quarters ended April 1, 2022 April 2, 2021 (Unaudited) Net Loss $ (4,418) $ (14,790) Interest (1) 11,119 23,042 Taxes 145 - Depreciation and amortization 6,968 4,560 EBITDA 13,814 12,812 Other non - recurring expenses (2) 749 1,266 Non - cash equity compensation (3) 1,906 446 Adjusted EBITDA $ 16,469 $ 14,524 (1) Includes $15.2 million of financing fees incurred as part of the Atlas Business Combination in 2020 that were (2) Includes professional service - related service fees such as legal, accounting, tax, valuation and other (3) Includes the amortization of unvested restricted share units, performance share units and stock options granted in 2020, 2021 and 2022 to key management personnel and our compensation to our Board of Directors.

RECONCILIATION TO GAAP Net Income (Loss) & EPS to Adj. Net Income and Adj. EPS 1 7 For the quarters ended April 1, 2022 April 2, 2021 (Unaudited) Net loss $ (4,418) $ (14,790) Amortization of intangible assets 4,604 3,164 Write - off of deferred financing costs - 15,197 Other non - recurring expenses Income tax expense 749 - 1,266 - Adjusted net income $ 935 $ 4,837 For the quarters ended April 1, 2022 April 2, 2021 (Unaudited) Net loss $ (0.11) $ (0.42) Amortization of intangible assets 0.12 0.09 Write - off of deferred financing costs - 0.43 Acquisition costs and other non - recurring charges Income tax expense 0.02 - 0.04 - Adjusted EPS $ 0.02 $ 0.14 Total shares outstanding Class A and B common shares (basic and diluted): 38,450 35,280 ATLAS TECHNICAL CONSULTANTS, INC. AND SUBSIDIARIES UNAUDITED RECONCILIATION OF NET LOSS TO ADJUSTED NET INCOME Amounts in thousands